                                                                               .
                                                                               .
                                                                               .
                           COLLINS AIKMAN CORPORATION
                            DECEMBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                           C A CAN
                                 COLLINS  DOMESTIC      C & A         JPS_         DURA         C & A
                                & AIKMAN   HOLDING    PRODUCTS    AUTOMOTIVE,   CONVERTIBLE  DEVELOPMENT
                      TOTAL      PARENT    COMPANY       CO.          INC.     SYSTEMS, INC      CO.
                                05-55927  05-55930     05-55932     05-55935     05-55942      05-55943
                   -----------  -------- ----------  -----------  -----------  ------------  -----------
Net Outside Sales  164,082,413       --          --   53,047,522   20,016,316     6,451,021           --
I/D Net Sales        4,242,296       --          --      992,715          807            --           --
I/G Net Sales          603,395       --          --   (3,924,847)   2,321,992     1,266,454           --
                   -----------      ---  ----------  -----------   ----------     ---------          ---
TOTAL SALES        168,928,104       --          --   50,115,390   22,339,115     7,717,475           --

Cost of goods
   sold            157,950,122       --          --   27,538,029   23,112,025     8,093,940           --
                   -----------      ---  ----------  -----------   ----------     ---------          ---
   GROSS PROFIT     10,977,981       --          --   22,577,361     (772,910)     (376,465)          --

Selling, general
   and
   administrative
   expenses         30,547,483       --          --   27,195,801       76,719       301,419           --
                   -----------      ---  ----------  -----------   ----------     ---------          ---

   OPERATING
      INCOME       (19,569,502)      --          --   (4,618,440)    (849,629)     (677,884)          --

Interest Expense,
   net               8,554,790       --          --    8,577,155           --            --           --
Intercompany
   Interest, net    (2,469,516)      --  (2,042,056)    (427,459)          --            --           --
Preferred Stock
   Accretion                --       --          --           --           --            --           --
Miscellaneous
   (Income)/
   Expense                (208)      --          --         (208)          --            --           --
Corporate
   Allocation
   Adjustment       (3,305,063)      --          --  (14,017,538)   1,331,661       258,892           --
Commission Income     (177,690)      --          --     (177,690)          --            --           --
Commission
   Expense                  --       --          --           --           --            --           --
Royalty Income        (454,126)      --          --     (448,012)          --            --           --
Royalty Expense             --                   --           --           --            --           --
Joint Venture
   (Income)/
   Expense                  --       --          --           --           --            --           --
Minority Interest
   in Cons Net
   Income                   --       --          --           --           --            --           --
Dividend Income             --       --          --           --           --            --           --
Discount/Income
   for Carcorp              --       --          --           --           --            --           --
Gain/(Loss) Early
   Extinguishment
   of Debt                  --       --          --           --           --            --           --
Discount/
   Premium on
   Hedges                   --       --          --           --           --            --           --
(Gain)/Loss on
   Hedges                   --       --          --           --           --            --           --
(Gain)/Loss on
   Swaps                    --       --          --           --           --            --           --
NAAIS Intercompany
   Sales Profit             --       --          --           --           --            --           --
Loss on Sale of
   Receivables              --       --          --           --           --            --           --
Restructuring
   Provision                --       --          --           --           --            --           --
Foreign
   Transactions-
   (Gain)/Loss         236,783       --    (103,648)     278,246           --         9,098           --
Amort of Discount
   on NPV of
   Liabilities              --       --          --           --           --            --           --
Gain/(Loss)
   Sale-Leaseback
   Transaction              --       --          --           --           --            --           --
                   -----------      ---  ----------  -----------   ----------     ---------          ---
INCOME FROM
   CONTINUING
   OPERATIONS
   BEFORE
   INCOME TAXES    (21,954,472)      --   2,145,705    1,597,066   (2,181,290)     (945,874)          --

Federal Tax                 --       --          --           --           --            --           --
State Income Tax            --       --          --           --           --            --           --
Foreign Income
   Tax                  23,692       --          --       23,692           --            --           --
                   -----------      ---  ----------  -----------   ----------     ---------          ---
INCOME FROM
   CONTINUING
   OPERATIONS      (21,978,164)      --   2,145,705    1,573,374   (2,181,290)     (945,874)          --

Discontinued
   Operations
   (Gain)/Loss        (900,163)      --          --           --           --            --           --
Gain/Loss on Sale
   of Divisions             --       --          --           --           --            --           --
Extraordinary
   Items                    --       --          --           --           --            --           --
Integration                 --       --          --           --           --            --           --
                   -----------      ---  ----------  -----------   ----------     ---------          ---
NET INCOME (LOSS)  (21,078,001)      --   2,145,705    1,573,374   (2,181,290)     (945,874)          --
                   ===========      ===  ==========  ===========  ===========     =========          ===


                                     1 of 6

                                                                                              TEXTRON
                                                 AMCO            C & A          C & A       AUTOMOTIVE
                                  SOUTHWEST   CONVERTIBLE    INTERNATIONAL    ACCESSORY     INTERIORS,
                   OWOSSO, MI     LAMINATES     FABRICS          CORP.        MATS, INC.       INC.
                    05-55946      05-55948      05-55949        05-55951       05-55952      05-55956
                   ----------    ----------   -----------    -------------    ----------    ----------
Net Outside Sales     894,139     5,038,911            --           --         9,483,111    36,035,151
I/D Net Sales          57,491            --            --           --                --     2,006,356
I/G Net Sales         136,664    (3,968,392)    1,188,522           --        (2,294,826)    3,692,181
                   ----------    ----------     ---------       ------        ----------    ----------
TOTAL SALES         1,088,294     1,070,519     1,188,522           --         7,188,285    41,733,688

Cost of goods
   sold             2,536,370     1,016,128     2,159,386           --         6,286,638    44,673,936
                   ----------    ----------     ---------       ------        ----------    ----------
   GROSS PROFIT    (1,448,076)       54,390      (970,864)          --           901,647    (2,940,248)

Selling, general
   and
   administrative
   expenses                --           939            --        1,746           359,093        41,790
                   ----------    ----------     ---------       ------        ----------    ----------

   OPERATING
      INCOME       (1,448,076)       53,451      (970,864)      (1,746)          542,555    (2,982,038)

Interest Expense,
   net                     --            --            --           --                --            --
Intercompany
   Interest, net           --            --            --           --                --            --
Preferred Stock
   Accretion               --            --            --           --                --            --
Miscellaneous
   (Income)/
   Expense                 --            --            --           --                --            --
Corporate
   Allocation
   Adjustment              --       157,907            --           --           662,797     3,528,657
Commission Income          --            --            --           --                --            --
Commission
   Expense                 --            --            --           --                --            --
Royalty Income             --            --            --           --                --            --
Royalty Expense            --            --            --           --                --            --
Joint Venture
   (Income)/
   Expense                 --            --            --           --                --            --
Minority Interest
   in Cons Net
   Income                  --            --            --           --                --            --
Dividend Income            --            --            --           --                --            --
Discount/Income
   for Carcorp             --            --            --           --                --            --
Gain/(Loss) Early
   Extinguishment
   of Debt                 --            --            --           --                --            --
Discount/
   Premium on
   Hedges                  --            --            --           --                --            --
(Gain) / Loss on
   Hedges                  --            --            --           --                --            --
(Gain) / Loss on
   Swaps                   --            --            --           --                --            --
NAAIS Intercompany
   Sales Profit            --            --            --           --                --            --
Loss on Sale of
   Receivables             --            --            --           --                --            --
Restructuring
   Provision               --            --            --           --                --            --
Foreign
   Transactions-
   (Gain)/Loss             --            --            --           --                --            --
Amort of Discount
   on NPV of
   Liabilities             --            --            --           --                --            --
Gain/(Loss)
   Sale-Leaseback
   Transaction             --            --            --           --                --            --
                   ----------    ----------     ---------       ------        ----------    ----------
INCOME FROM
   CONTINUING
   OPERATIONS
   BEFORE
   INCOME TAXES    (1,448,076)     (104,456)     (970,864)      (1,746)         (120,242)   (6,510,695)

Federal Tax                --            --            --           --                --            --
State Income Tax           --            --            --           --                --            --
Foreign Income
   Tax                     --            --            --           --                --            --
                   ----------    ----------     ---------       ------        ----------    ----------
INCOME FROM
   CONTINUING
   OPERATIONS      (1,448,076)     (104,456)     (970,864)      (1,746)         (120,242)   (6,510,695)

Discontinued
   Operations
   (Gain)/Loss             --            --            --           --                --            --
Gain/Loss on Sale
   of Divisions            --            --            --           --                --            --
Extraordinary
   Items                   --            --            --           --                --            --
Integration                --            --            --           --                --            --
                   ----------    ----------     ---------       ------        ----------    ----------
NET INCOME (LOSS)  (1,448,076)     (104,456)     (970,864)      (1,746)         (120,242)   (6,510,695)
                   ==========    ==========     =========       ======        ==========    ==========


                                     2 of 6

                           COLLINS AIKMAN CORPORATION
                            DECEMBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                        C & A
                              BRUT        TEXTRON       ASSET                                                       C & A
                            PLASTICS,   AUTOMOTIVE    SERVICES,  C & A PLASTICS,   WICKES ASSET   C & A FABRICS, PROPERTIES,
                               INC.   EXTERIORS, INC INC.-CONSOL       INC       MANAGEMENT, INC.      INC.          INC.
                            05-55957     05-55958      05-55959      05-55960        05-55962        05-55963      05-55964
                           ---------- -------------- ----------- --------------- ---------------- -------------- -----------
Net Outside Sales                  --   15,698,182            --      826,979                  --    7,820,612         --
I/D Net Sales                      --       51,727            --      600,878                  --           --         --
I/G Net Sales                      --      475,448            --      228,320                  --    3,968,392         --
                                  ---   ----------           ---   ----------                 ---   ----------     ------
TOTAL SALES                        --   16,225,356            --    1,656,178                  --   11,789,005         --

Cost of goods sold                 --   19,147,784            --    1,561,698                  --   13,056,235         --
                                  ---   ----------           ---   ----------                 ---   ----------     ------
   GROSS PROFIT                    --   (2,922,428)           --       94,480                  --   (1,267,230)        --

Selling, general and
   administrative expenses         --     (157,221)           --    1,208,928                  --    1,416,627      1,286
                                  ---   ----------           ---   ----------                 ---   ----------     ------

   OPERATING INCOME                --   (2,765,208)           --   (1,114,448)                 --   (2,683,857)    (1,286)

Interest Expense, net              --           --            --           --                  --           --         --
Intercompany Interest,
   net                             --           --            --           --                  --           --         --
Preferred Stock
   Accretion                       --           --            --           --                  --           --         --
Miscellaneous
   (Income)/Expense                --           --            --           --                  --           --         --
Corporate Allocation
   Adjustment                      --    1,959,584            --      659,554                  --      507,714         --
Commission Income                  --           --            --           --                  --           --         --
Commission Expense                 --           --            --           --                  --           --         --
Royalty Income                     --           --            --           --                  --       (6,114)        --
Royalty Expense                    --           --            --           --                  --           --         --
Joint Venture
   (Income)/Expense                --           --            --           --                  --           --         --
Minority Interest in
   Cons Net Income                 --           --            --           --                  --           --         --
Dividend Income                    --           --            --           --                  --           --         --
Discount/Income for
   Carcorp                         --           --            --           --                  --           --         --
Gain/(Loss) Early
   Extinguishment of Debt          --           --            --           --                  --           --         --
Discount/Premium on
   Hedges                          --           --            --           --                  --           --         --
(Gain)/Loss on Hedges              --           --            --           --                  --           --         --
(Gain)/Loss on Swaps               --           --            --           --                  --           --         --
NAAIS Intercompany
   Sales Profit                    --           --            --           --                  --           --         --
Loss on Sale of
   Receivables                     --           --            --           --                  --           --         --
Restructuring Provision            --           --            --           --                  --           --         --
Foreign
   Transactions-(Gain)/Loss        --       (6,703)           --        3,789                  --           --         --
Amort of Discount on
   NPV of Liabilities              --           --            --           --                  --           --         --
Gain/(Loss)
   Sale-Leaseback
   Transaction                     --           --            --           --                  --           --         --
                                  ---   ----------           ---   ----------                 ---   ----------     ------
INCOME FROM CONTINUING
   OPERATIONS BEFORE
   INCOME TAXES                    --   (4,718,089)           --   (1,777,791)                 --   (3,185,457)    (1,286)

Federal Tax                        --           --            --           --                  --           --         --
State Income Tax                   --           --            --           --                  --           --         --
Foreign Income Tax                 --           --            --           --                  --           --         --
                                  ---   ----------           ---   ----------                 ---   ----------     ------
INCOME FROM CONTINUING
   OPERATIONS                      --   (4,718,089)           --   (1,777,791)                 --   (3,185,457)    (1,286)

Discontinued
   Operations (Gain)/Loss          --           --            --           --                  --           --         --
Gain/Loss on Sale of
   Divisions                       --           --            --           --                  --           --         --
Extraordinary Items                --           --            --           --                  --           --         --
Integration                        --           --            --           --                  --           --         --
                                  ---   ----------           ---   ----------                 ---   ----------     ------
NET INCOME (LOSS)                  --   (4,718,089)           --   (1,777,791)                 --   (3,185,457)    (1,286)
                                  ===   ==========           ===   ==========                 ===   ==========     ======



                                                                  3 of 6






























                             TEXTRON
                           AUTOMOTIVE      WICKES       C & A     C & A     COMET                   M&C ADVANCED
                           (ARGENTINA) MANUFACTURING INTERIORS,  EUROPE, ACOUSTICS,     GAMBLE       PROCESSES,
                              INC.        COMPANY        INC      INC.      INC.    DEVELOPMENT CO.     INC
                            05-55965      05-55968    05-55970  05-55971  05-55972     05-55974      05-55976
                           ----------- ------------- ---------- -------- ---------- --------------- -----------
Net Outside Sales               --             --        --        --          --          --            --
I/D Net Sales                   --             --        --        --          --          --            --
I/G Net Sales                   --             --        --        --          --          --            --
                              ----       --------       ---       ---     -------         ---           ---
TOTAL SALES                     --             --        --        --          --          --            --
                              ====       ========       ===       ===     =======         ===           ===
Cost of goods sold              --             --        --        --          --          --            --

   GROSS PROFIT                 --             --        --        --          --          --            --

Selling, general and
   administrative expenses     772             --        --        --     (10,206)         --            --
                              ----       --------       ---       ---     -------         ---           ---
   OPERATING INCOME           (772)            --        --        --      10,206          --            --

Interest Expense, net          (26)            --        --        --          --          --            --
Intercompany Interest,
   net                          --             --        --        --          --          --            --
Preferred Stock
   Accretion                    --             --        --        --          --          --            --
Miscellaneous
   (Income)/Expense             --             --        --        --          --          --            --
Corporate Allocation
   Adjustment                   --             --        --        --          --          --            --
Commission Income               --             --        --        --          --          --            --
Commission Expense              --             --        --        --          --          --            --
Royalty Income                  --             --        --        --          --          --            --
Royalty Expense                 --             --        --        --          --          --            --
Joint Venture
   (Income)/Expense             --             --        --        --          --          --            --
Minority Interest in
   Cons Net Income              --             --        --        --          --          --            --
Dividend Income                 --             --        --        --          --          --            --
Discount/Income for
   Carcorp                      --             --        --        --          --          --            --
Gain/(Loss) Early               --             --        --        --          --          --            --
Extinguishment of Debt
   Discount/Premium on
   Hedges                       --             --        --        --          --          --            --
(Gain)/Loss on Hedges           --             --        --        --          --          --            --
(Gain)/Loss on Swaps            --             --        --        --          --          --            --
NAAIS Intercompany
   Sales Profit                 --             --        --        --          --          --            --
Loss on Sale of
   Receivables                  --             --        --        --          --          --            --
Restructuring Provision         --             --        --        --          --          --            --
Foreign
   Transactions-(Gain)/Loss    161             --        --        --          --          --            --
Amort of Discount on
   NPV of Liabilities           --             --        --        --          --          --            --
Gain/(Loss)
   Sale-Leaseback
   Transaction                  --             --        --        --          --          --            --
                              ----       --------       ---       ---     -------         ---           ---
INCOME FROM CONTINUING
   OPERATIONS BEFORE
   INCOME TAXES               (907)            --        --        --      10,206          --            --

Federal Tax                     --             --        --        --          --          --            --
State Income Tax                --             --        --        --          --          --            --
Foreign Income Tax              --             --        --        --          --          --            --
                              ----       --------       ---       ---     -------         ---           ---
INCOME FROM CONTINUING
   OPERATIONS                 (907)            --        --        --      10,206          --            --

Discontinued                    --       (900,163)       --        --          --          --            --
Operations (Gain)/Loss
Gain/Loss on Sale of
   Divisions                    --             --        --        --          --          --            --
Extraordinary Items             --             --        --        --          --          --            --
Integration                     --             --        --        --          --          --            --
                              ----       --------       ---       ---     -------         ---           ---
NET INCOME (LOSS)             (907)       900,163        --        --      10,206          --            --
                              ====       ========       ===       ===     =======         ===           ===


                                     4 of 6

                           COLLINS AIKMAN CORPORATION
                            DECEMBER 2005--MONTH ONLY
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                                             C & A                   C & A CARPET
                                            TEXTRON AUTO                  AUTOMOTIVE    C & A CARPET      AND      TEXTRON AUTO
                            BECKER GROUP,     OVERSEAS    CW MANAGEMENT INTERNATIONAL, AND ACOUSTICS  ACOUSTICS   INTERNATIONAL
                                 LLC      INVESTMENT, INC     CORP.          INC.        (TN), INC.   (MI), INC.  SERVICES, INC
                               05-55977       05-55978       05-55979      05-55980       05-55984     05-55982      05-55985
                            ------------- --------------- ------------- -------------- ------------- ------------ -------------
Net Outside Sales              4,444,064               --            --             --   4,326,405             --         --
I/D Net Sales                    509,181               --            --             --      23,140             --         --
I/G Net Sales                 (2,496,431)              --            --             --       9,917             --         --
                              ----------              ---           ---            ---   ---------            ---    -------
TOTAL SALES                    2,456,815               --            --             --   4,359,462             --         --

Cost of goods sold             4,110,143               --            --             --   4,597,205             --        531
                              ----------              ---           ---            ---   ---------            ---    -------
   GROSS PROFIT               (1,653,328)              --            --             --    (237,743)            --       (531)

Selling, general and
   administrative expenses         7,765               --            --             --       2,500             --         --
                              ----------              ---           ---            ---   ---------            ---    -------

   OPERATING INCOME           (1,661,093)              --            --             --    (240,243)            --       (531)

Interest Expense, net            (22,342)              --            --             --          --             --         --
Intercompany Interest,
   net                                --               --            --             --          --             --         --
Preferred Stock Accretion             --               --            --             --          --             --         --
Miscellaneous
   (Income)/Expense                   --               --            --             --          --             --         --
Corporate Allocation
   Adjustment                  1,306,563               --            --             --     339,146             --         --
Commission Income                     --               --            --             --          --             --         --
Commission Expense                    --               --            --             --          --             --         --
Royalty Income                        --               --            --             --          --             --         --
Royalty Expense                       --               --            --             --          --             --         --
Joint Venture
   (Income)/Expense                   --               --            --             --          --             --         --
Minority Interest in
   Cons Net Income                    --               --            --             --          --             --         --
Dividend Income                       --               --            --             --          --             --         --
Discount/Income for
   Carcorp                            --               --            --             --          --             --         --
Gain/(Loss) Early
   Extinguishment of Debt             --               --            --             --          --             --         --
Discount/Premium on
   Hedges                             --               --            --             --          --             --         --
(Gain)/Loss on Hedges                 --               --            --             --          --             --         --
(Gain)/Loss on Swaps                  --               --            --             --          --             --         --
NAAIS Intercompany Sales
   Profit                             --               --            --             --          --             --         --
Loss on Sale of
   Receivables                        --               --            --             --          --             --         --
Restructuring Provision               --               --            --             --          --             --         --
Foreign
   Transactions-(Gain)/Loss       33,487               --            --             --          --             --     22,718
Amort of Discount on NPV
   of Liabilities                     --               --            --             --          --             --         --
Gain/(Loss)
   Sale-Leaseback
   Transaction                        --               --            --             --          --             --         --
                              ----------              ---           ---            ---   ---------            ---    -------
INCOME FROM CONTINUING
   OPERATIONS BEFORE INCOME
   TAXES                      (2,978,801)              --            --             --    (579,389)            --    (23,249)

Federal Tax                           --               --            --             --          --             --         --
State Income Tax                      --               --            --             --          --             --         --
Foreign Income Tax                    --               --            --             --          --             --         --
                              ----------              ---           ---            ---   ---------            ---    -------
INCOME FROM CONTINUING
   OPERATIONS                 (2,978,801)              --            --             --    (579,389)            --    (23,249)

Discontinued Operations
   (Gain)/Loss                        --               --            --             --          --             --         --
Gain/Loss on Sale of
   Divisions                          --               --            --             --          --             --         --
Extraordinary Items                   --               --            --             --          --             --         --
Integration                           --               --            --             --          --             --         --
                              ----------              ---           ---            ---   ---------            ---    -------
NET INCOME (LOSS)             (2,978,801)              --            --             --    (579,389)            --    (23,249)
                              ==========              ===           ===            ===   =========            ===    =======


                                     5 of 6

                                                       NEW
                               C & A      TEXTRON   BALTIMORE     C&A         C&A
                            (GIBRALTAR) AUTOMOTIVE  HOLDINGS, AUTOMOTIVE   AUTOMOTIVE
                              LIMITED   (ASIA) INC.    LLC     MATS, LLC SERVICES, LLC
                              05-55989    05-55991   05-55992  05-55969     05-55981
                            ----------- ----------- --------- ---------- -------------
Net Outside Sales                  --          --         --          --            --
I/D Net Sales                      --          --         --          --            --
I/G Net Sales                      --          --         --          --            --
                              -------     -------    -------         ---           ---
TOTAL SALES                        --          --         --          --            --

Cost of goods sold                 --          --     60,072          --            --
                              -------     -------    -------         ---           ---
   GROSS PROFIT                    --          --    (60,072)         --            --

Selling, general and
   administrative expenses     10,354      89,170         --          --            --
                              -------     -------    -------         ---           ---

   OPERATING INCOME           (10,354)    (89,170)   (60,072)         --            --

Interest Expense, net               3          --         --          --            --
Intercompany Interest,
   net                             --          --         --          --            --
Preferred Stock Accretion          --          --         --          --            --
Miscellaneous
   (Income)/Expense                --          --         --          --            --
Corporate Allocation
   Adjustment                      --          --         --          --            --
Commission Income                  --          --         --          --            --
Commission Expense                 --          --         --          --            --
Royalty Income                     --          --         --          --            --
Royalty Expense                    --          --         --          --            --
Joint Venture
   (Income)/Expense                --          --         --          --            --
Minority Interest in
   Cons Net Income                 --          --         --          --            --
Dividend Income                    --          --         --          --            --
Discount/Income for
   Carcorp                         --          --         --          --            --
Gain/(Loss) Early
   Extinguishment of Debt          --          --         --          --            --
Discount/Premium on
   Hedges                          --          --         --          --            --
(Gain)/Loss on Hedges              --          --         --          --            --
(Gain)/Loss on Swaps               --          --         --          --            --
NAAIS Intercompany Sales
   Profit                          --          --         --          --            --
Loss on Sale of
   Receivables                     --          --         --          --            --
Restructuring Provision            --          --         --          --            --
Foreign
   Transactions-(Gain)/Loss       (41)       (323)        --          --            --
Amort of Discount on NPV
   of Liabilities                  --          --         --          --            --
Gain/(Loss)
   Sale-Leaseback
   Transaction                     --          --         --          --            --
                              -------     -------    -------         ---           ---
INCOME FROM CONTINUING
   OPERATIONS BEFORE INCOME
   TAXES                      (10,317)    (88,847)   (60,072)         --            --

Federal Tax                        --          --         --          --            --
State Income Tax                   --          --         --          --            --
Foreign Income Tax                 --          --         --          --            --
                              -------     -------    -------         ---           ---
INCOME FROM CONTINUING
   OPERATIONS                 (10,317)    (88,847)   (60,072)         --            --

Discontinued Operations
   (Gain)/Loss                     --          --         --          --            --
Gain/Loss on Sale of
   Divisions                       --          --         --          --            --
Extraordinary Items                --          --         --          --            --
Integration                        --          --         --          --            --
                              -------     -------    -------         ---           ---
NET INCOME (LOSS)             (10,317)    (88,847)   (60,072)         --            --
                              =======     =======    =======         ===           ===


                                     6 of 6

                           COLLINS AIKMAN CORPORATION
                          DECEMBER 2005--FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                                      C A CAN
                                          COLLINS &   DOMESTIC      C & A                         DURA
                                            AIKMAN    HOLDING      PRODUCTS   JPS_AUTOMOTIVE,  CONVERTIBLE
                                            PARENT    COMPANY        CO.            INC.      SYSTEMS, INC
                                TOTAL      05-55927   05-55930     05-55932       05-55935      05-55942
                           -------------  --------- -----------  -----------  --------------- ------------
Net Outside Sales          1,346,285,617      --             --  378,651,675    178,606,848    61,140,655
I/D Net Sales                 48,394,778      --             --    7,082,210         (2,507)           --
I/G Net Sales                 15,699,695      --             --  (25,420,998)    18,231,912    11,616,583
                           -------------     ---    -----------  -----------    -----------    ----------
TOTAL SALES                1,410,380,090      --             --  360,312,887    196,836,252    72,757,239

Cost of goods sold         1,211,858,550      --             --  172,248,310    184,169,371    76,747,412
                           -------------     ---    -----------  -----------    -----------    ----------
   GROSS PROFIT              198,521,540      --             --  188,064,577     12,666,881    (3,990,174)

Selling, general and
   administrative
   expenses                  164,012,448      --             --  142,938,485        261,319     2,391,410
                           -------------     ---    -----------  -----------    -----------    ----------
   OPERATING INCOME           34,509,092      --             --   45,126,092     12,405,562    (6,381,583)

Interest Expense, net         56,694,281      --             --   56,756,214             --            --
Intercompany Interest,
   net                       (21,543,081)     --    (15,688,382)  (7,309,124)       258,594       144,063
Preferred Stock Accretion             --      --             --           --             --            --
Miscellaneous
   (Income)/Expense                2,906      --             --        2,362             --            --
Corporate Allocation
   Adjustment                (12,297,860)     --             --  (45,966,415)     3,989,939       693,108
Commission Income             (1,037,482)     --             --   (1,037,482)            --            --
Commission Expense                    --      --             --           --             --            --
Royalty Income                (3,090,945)     --             --   (3,045,382)            --            --
Royalty Expense                       --      --             --           --             --            --
Joint Venture
   (Income)/Expense              177,794      --             --           --             --            --
Minority Interest in
   Cons Net Income                    --      --             --           --             --            --
Dividend Income                       --      --             --           --             --            --
Discount/Income for
   Carcorp                         2,592      --             --        2,592             --            --
Gain/(Loss) Early
   Extinguishment of Debt             --      --             --           --             --            --
Discount/Premium on Hedges            --      --             --           --             --            --
(Gain) / Loss on Hedges               --      --             --           --             --            --
(Gain) / Loss on Swaps                --      --             --           --             --            --
NAAIS Intercompany Sales
   Profit                             --      --             --           --             --            --
Loss on Sale of
   Receivables                        --      --             --           --             --            --
Restructuring Provision               --      --             --           --             --            --
Foreign Transactions-
   (Gain)/Loss                   253,180      --     (1,046,301)   1,449,436             --       (99,152)
Amort of Discount on NPV
   of Liabilities                     --      --             --           --             --            --
Gain/(Loss) Sale-Leaseback
   Transaction                        --      --             --           --             --            --
                           -------------     ---    -----------  -----------    -----------    ----------
INCOME FROM CONTINUING
   OPERATIONS BEFORE
   INCOME TAXES               15,347,708      --     16,734,683   44,273,891      8,157,029    (7,119,602)

Federal Tax                   (4,090,271)     --             --   (4,090,271)            --            --
State Income Tax                      --      --             --           --             --            --
Foreign Income Tax               148,231      --             --      148,231             --            --
                           -------------     ---    -----------  -----------    -----------    ----------
INCOME FROM CONTINUING
   OPERATIONS                 19,289,747      --     16,734,683   48,215,931      8,157,029    (7,119,602)

Discontinued
   Operations (Gain)/Loss     (8,128,959)     --             --           --             --            --
Gain/Loss on Sale of
   Divisions                          --      --             --           --             --            --
Extraordinary Items                   --      --             --           --             --            --
Integration                           --      --             --           --             --            --
                           -------------     ---    -----------  -----------    -----------    ----------
NET INCOME (LOSS)             27,418,707      --     16,734,683   48,215,931      8,157,029    (7,119,602)
                           =============     ===    ===========  ===========    ===========    ==========


                                     1 of 7

                              C & A                                 AMCO        C & A
                           DEVELOPMENT              SOUTHWEST   CONVERTIBLE INTERNATIONAL
                               CO.     OWOSSO, MI   LAMINATES     FABRICS       CORP.
                            05-55943    05-55946     05-55948     05-55949     05-55951
                           ----------- ----------  -----------  ----------- -------------
Net Outside Sales                  --   6,455,921   60,412,420           --          --
I/D Net Sales                      --     755,918           --           --          --
I/G Net Sales                      --     801,459  (44,878,489)  14,288,026          --
                                  ---  ----------  -----------   ----------      ------
TOTAL SALES                        --   8,013,298   15,533,931   14,288,026          --

Cost of goods sold                 --  10,293,740   13,109,324    9,566,433          --
                                  ---  ----------  -----------   ----------      ------
   GROSS PROFIT                    --  (2,280,442)   2,424,607    4,721,593          --

Selling, general and
   administrative
   expenses                        --       1,127     (112,434)          --       9,455
                                  ---  ----------  -----------   ----------      ------
   OPERATING INCOME                --  (2,281,569)   2,537,040    4,721,593      (9,455)

Interest Expense, net              --          --           --           --          --
Intercompany Interest,
   net                             --          --           --           --          --
Preferred Stock Accretion          --          --           --           --          --
Miscellaneous
   (Income)/Expense                --          --           --           --          --
Corporate Allocation
   Adjustment                      --          --      450,061           --          --
Commission Income                  --          --           --           --          --
Commission Expense                 --          --           --           --          --
Royalty Income                     --          --           --           --          --
Royalty Expense                    --          --           --           --          --
Joint Venture
   (Income)/Expense                --          --           --           --          --
Minority Interest in
   Cons Net Income                 --          --           --           --          --
Dividend Income                    --          --           --           --          --
Discount/Income for
   Carcorp                         --          --           --           --          --
Gain/(Loss) Early
   Extinguishment of Debt          --          --           --           --          --
Discount/Premium on Hedges         --          --           --           --          --
(Gain) / Loss on Hedges            --          --           --           --          --
(Gain) / Loss on Swaps             --          --           --           --          --
NAAIS Intercompany Sales
   Profit                          --          --           --           --          --
Loss on Sale of
   Receivables                     --          --           --           --          --
Restructuring Provision            --          --           --           --          --
Foreign Transactions-
   (Gain)/Loss                     --          --           --           --          --
Amort of Discount on NPV
   of Liabilities                  --          --           --           --          --
Gain/(Loss) Sale-Leaseback
   Transaction                     --          --           --           --          --
                                  ---  ----------  -----------   ----------      ------
INCOME FROM CONTINUING
   OPERATIONS BEFORE
   INCOME TAXES                    --  (2,281,569)   2,086,979    4,721,593      (9,455)

Federal Tax                        --          --           --           --          --
State Income Tax                   --          --           --           --          --
Foreign Income Tax                 --          --           --           --          --
                                  ---  ----------  -----------   ----------      ------
INCOME FROM CONTINUING
   OPERATIONS                      --  (2,281,569)   2,086,979    4,721,593      (9,455)

Discontinued
   Operations (Gain)/Loss          --          --           --           --          --
Gain/Loss on Sale of
   Divisions                       --          --           --           --          --
Extraordinary Items                --          --           --           --          --
Integration                        --          --           --           --          --
                                  ---  ----------  -----------   ----------      ------
NET INCOME (LOSS)                  --  (2,281,569)   2,086,979    4,721,593      (9,455)
                                  ===   =========  ===========   ==========      ======


                                     2 of 7

                           COLLINS AIKMAN CORPORATION
                          DECEMBER 2005--FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                          TEXTRON                TEXTRON    C & A ASSET
                              C & A      AUTOMOTIVE     BRUT   AUTOMOTIVE    SERVICES,     C & A
                            ACCESSORY    INTERIORS,  PLASTICS,  EXTERIORS,      INC.-    PLASTICS,
                            MATS, INC.      INC.        INC.       INC         CONSOL       INC
                             05-55952     05-55956   05-55957    05-55958     05-55959   05-55960
                           -----------  -----------  --------- -----------  ----------- ----------
Net Outside Sales           80,987,447  259,682,438      --    146,890,308       --     11,164,069
I/D Net Sales                       --   33,005,053      --      1,743,291       --      2,844,124
I/G Net Sales              (13,826,509)  17,931,274      --      4,112,292       --      4,157,110
                            ----------  -----------     ---    -----------      ---     ----------
TOTAL SALES                 67,160,939  310,618,765      --    152,745,892       --     18,165,302

Cost of goods sold          55,013,459  314,176,106      --    155,483,070       --     17,961,493
                            ----------  -----------     ---    -----------      ---     ----------
   GROSS PROFIT             12,147,480   (3,557,341)     --     (2,737,178)      --        203,809

Selling, general and
   administrative expenses   2,672,595      266,329      --       (228,751)      --      8,122,582
                            ----------  -----------     ---    -----------      ---     ----------
   OPERATING INCOME          9,474,885   (3,823,670)     --     (2,508,427)      --     (7,918,773)

Interest Expense, net               --           --      --             --       --             --
Intercompany Interest, net     146,643      287,843      --        288,772       --         23,409
Preferred Stock Accretion           --           --      --             --       --             --
Miscellaneous
   (Income)/Expense                 --           --      --             --       --             --
Corporate Allocation
   Adjustment                2,105,129   11,343,623      --      6,220,840       --      2,081,563
Commission Income                   --           --      --             --       --             --
Commission Expense                  --           --      --             --       --             --
Royalty Income                      --           --      --             --       --             --
Royalty Expense                     --           --      --             --       --             --
Joint Venture
   (Income)/Expense                 --           --      --             --       --             --
Minority Interest in Cons
   Net Income                       --           --      --             --       --             --
Dividend Income                     --           --      --             --       --             --
Discount/Income for
   Carcorp                          --           --      --             --       --             --
Gain/(Loss) Early
   Extinguishment of Debt           --           --      --             --       --             --
Discount/Premium on Hedges          --           --      --             --       --             --
(Gain) / Loss on Hedges             --           --      --             --       --             --
(Gain) / Loss on Swaps              --           --      --             --       --             --
NAAIS Intercompany Sales
   Profit                           --           --      --             --       --             --
Loss on Sale of
   Receivables                      --           --      --             --       --             --
Restructuring Provision             --           --      --             --       --             --
Foreign Transactions-
   (Gain)/Loss                      --           --      --        (79,703)      --        (64,762)
Amort of Discount on NPV
   of Liabilities                   --           --      --             --       --             --
Gain/(Loss) Sale-Leaseback
   Transaction                      --           --      --             --       --             --
                            ----------  -----------     ---    -----------      ---     ----------
INCOME FROM CONTINUING
   OPERATIONS BEFORE
   INCOME TAXES              7,223,113  (15,455,136)     --     (8,938,336)      --     (9,958,982)

Federal Tax                         --           --      --             --       --             --
State Income Tax                    --           --      --             --       --             --
Foreign Income Tax                  --           --      --             --       --             --
                            ----------  -----------     ---    -----------      ---     ----------
INCOME FROM CONTINUING
   OPERATIONS                7,223,113  (15,455,136)     --     (8,938,336)      --     (9,958,982)

Discontinued Operations
   (Gain)/Loss                      --           --      --             --       --             --
Gain/Loss on Sale of
   Divisions                        --           --      --             --       --             --
Extraordinary Items                 --           --      --             --       --             --
Integration                         --           --      --             --       --             --
                            ----------  -----------     ---    -----------      ---     ----------
NET INCOME (LOSS)            7,223,113  (15,455,136)     --     (8,938,336)      --     (9,958,982)
                            ==========  ===========     ===    ===========      ===     ==========


                                     3 of 7

                           COLLINS AIKMAN CORPORATION
                          DECEMBER 2005--FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                              WICKES                              TEXTRON
                              ASSET       C & A        C & A     AUTOMOTIVE    WICKES
                           MANAGEMENT,   FABRICS,   PROPERTIES, (ARGENTINA) MANUFACTURING
                               INC.        INC.         INC.        INC.       COMPANY
                             05-55962    05-55963   05-55964      05-55965     05-55968
                           ----------- -----------  ----------- ----------- -------------
Net Outside Sales               --      67,687,194         --         --             --
I/D Net Sales                   --              --         --         --             --
I/G Net Sales                   --      44,885,522         --         --             --
                              ----     -----------    -------     ------     ----------
TOTAL SALES                     --     112,572,715         --         --             --

Cost of goods sold              --     118,588,141         --         --             --
                              ----     -----------    -------     ------     ----------
   GROSS PROFIT                 --      (6,015,426)        --         --             --

Selling, general and
   administrative expenses    (544)      4,777,076     16,496      5,442      2,228,246
                              ----     -----------    -------     ------     ----------
   OPERATING INCOME            544     (10,792,502)   (16,496)    (5,442)    (2,228,246)

Interest Expense, net           --              --         --       (377)            --
Intercompany Interest, net      --         139,351         --         --             --
Preferred Stock Accretion       --              --         --         --             --
Miscellaneous
   (Income)/Expense            544              --         --         --             --
Corporate Allocation
   Adjustment                   --       1,506,129         --         --             --
Commission Income               --              --         --         --             --
Commission Expense              --              --         --         --             --
Royalty Income                  --         (45,563)        --         --             --
Royalty Expense                 --              --         --         --             --
Joint Venture
   (Income)/Expense             --              --         --         --             --
Minority Interest in Cons
   Net Income                   --              --         --         --             --
Dividend Income                 --              --         --         --             --
Discount/Income for
   Carcorp                      --              --         --         --             --
Gain/(Loss) Early
   Extinguishment of Debt       --              --         --         --             --
Discount/Premium on Hedges      --              --         --         --             --
(Gain) / Loss on Hedges         --              --         --         --             --
(Gain) / Loss on Swaps          --              --         --         --             --
NAAIS Intercompany Sales
   Profit                       --              --         --         --             --
Loss on Sale of
   Receivables                  --              --         --         --             --
Restructuring Provision         --              --         --         --             --
Foreign Transactions-
   (Gain)/Loss                  --              --         --      2,107             --
Amort of Discount on NPV
   of Liabilities               --              --         --         --             --
Gain/(Loss) Sale-Leaseback
   Transaction                  --              --         --         --             --
                              ----     -----------    -------     ------     ----------
INCOME FROM CONTINUING
   OPERATIONS BEFORE
   INCOME TAXES                  0     (12,392,420)   (16,496)    (7,172)    (2,228,246)

Federal Tax                     --              --         --         --             --
State Income Tax                --              --         --         --             --
Foreign Income Tax              --              --         --         --             --
                              ----     -----------    -------     ------     ----------
INCOME FROM CONTINUING
   OPERATIONS                    0     (12,392,420)   (16,496)    (7,172)    (2,228,246)

Discontinued Operations
   (Gain)/Loss                  --              --         --         --     (8,128,959)
Gain/Loss on Sale of
   Divisions                    --              --         --         --             --
Extraordinary Items             --              --         --         --             --
Integration                     --              --         --         --             --
                              ----     -----------    -------     ------     ----------
NET INCOME (LOSS)                0     (12,392,420)   (16,496)    (7,172)     5,900,713
                              ====     ===========    =======     ======     ==========

                                     4 of 7

                           COLLINS AIKMAN CORPORATION
                          DECEMBER 2005--FILING TO DATE
                                INCOME STATEMENT
                             (POST-PETITION ONLY)

                                                                                M&C
                                     C & A     C & A     COMET      GAMBLE    ADVANCED     BECKER
                                  INTERIORS,  EUROPE, ACOUSTICS, DEVELOPMENT PROCESSES,    GROUP,
                                      INC      INC.      INC.        CO.        INC         LLC
                                   05-55970  05-55971  05-55972    05-55974   05-55976    05-55977
                                  ---------- -------- ---------- ----------- ---------- -----------
Net Outside Sales                     --        --          --        --         --      57,581,272
I/D Net Sales                         --        --          --        --         --       2,672,638
I/G Net Sales                         --        --          --        --         --     (16,260,683)
                                     ---       ---     -------       ---        ---     -----------
TOTAL SALES                           --        --          --        --         --      43,993,228
Cost of goods sold                    --        --          --        --         --      47,469,999
                                     ---       ---     -------       ---        ---     -----------
   GROSS PROFIT                       --        --          --        --         --      (3,476,771)
Selling, general and
   administrative expenses            --        --     (33,743)       --         --          50,838
                                     ---       ---     -------       ---        ---     -----------
   OPERATING INCOME                   --        --      33,743        --         --      (3,527,610)
Interest Expense, net                 --        --          --        --         --         (61,550)
Intercompany Interest, net            --        --          --        --         --          82,791
Preferred Stock Accretion             --        --          --        --         --              --
Miscellaneous (Income)/Expense        --        --          --        --         --              --
Corporate Allocation Adjustment       --        --          --        --         --       4,215,072
Commission Income                     --        --          --        --         --              --
Commission Expense                    --        --          --        --         --              --
Royalty Income                        --        --          --        --         --              --
Royalty Expense                       --        --          --        --         --              --
Joint Venture (Income)/Expense        --        --          --        --         --         177,794
Minority Interest in Cons Net
   Income                             --        --          --        --         --              --
Dividend Income                       --        --          --        --         --              --
Discount/Income for Carcorp           --        --          --        --         --              --
Gain/(Loss) Early Extinguishment
   of Debt                            --        --          --        --         --              --
Discount/Premium on Hedges            --        --          --        --         --              --
(Gain) / Loss on Hedges               --        --          --        --         --              --
(Gain) / Loss on Swaps                --        --          --        --         --              --
NAAIS Intercompany Sales Profit       --        --          --        --         --              --
Loss on Sale of Receivables           --        --          --        --         --              --
Restructuring Provision               --        --          --        --         --              --
Foreign Transactions-(Gain)/Loss      --        --          --        --         --         (17,370)
Amort of Discount on NPV of
   Liabilities                        --        --          --        --         --              --
Gain/(Loss) Sale-Leaseback
   Transaction                        --        --          --        --         --              --
                                     ---       ---     -------       ---        ---     -----------
INCOME FROM CONTINUING
   OPERATIONS BEFORE INCOME TAXES     --        --      33,743        --         --      (7,924,347)
Federal Tax                           --        --          --        --         --              --
State Income Tax                      --        --          --        --         --              --
Foreign Income Tax                    --        --          --        --         --              --
                                     ---       ---     -------       ---        ---     -----------
INCOME FROM CONTINUING
   OPERATIONS                         --        --      33,743        --         --      (7,924,347)
Discontinued Operations
   (Gain)/Loss                        --        --          --        --         --              --
Gain/Loss on Sale of Divisions        --        --          --        --         --              --
Extraordinary Items                   --        --          --        --         --              --
Integration                           --        --          --        --         --              --
                                     ---       ---     -------       ---        ---     -----------
NET INCOME (LOSS)                     --        --      33,743        --         --      (7,924,347)
                                     ===       ===     =======       ===        ===     ===========


                                     5 of 7

                           COLLINS AIKMAN CORPORATION
                          DECEMBER 2005--FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)



                                  TEXTRON AUTO                    C & A        C & A      C & A
                                    OVERSEAS                   AUTOMOTIVE   CARPET AND  CARPET AND
                                   INVESTMENT, CW MANAGEMENT INTERNATIONAL,  ACOUSTICS   ACOUSTICS
                                       INC         CORP.          INC.      (TN), INC.   (MI), INC
                                    05-55978      05-55979      05-55980     05-55984    05-55982
                                  ------------ ------------- -------------- ----------  ----------
Net Outside Sales                      --            --            --       37,025,370      --
I/D Net Sales                          --            --            --          294,050      --
I/G Net Sales                          --            --            --           60,604      --
                                      ---           ---           ---       ----------     ---
TOTAL SALES                            --            --            --       37,380,025      --
Cost of goods sold                     --            --            --       36,899,371      --
                                      ---           ---           ---       ----------     ---
   GROSS PROFIT                        --            --            --          480,654      --
Selling, general and
   administrative expenses             --            --            --           14,836      --
                                      ---           ---           ---       ----------     ---
   OPERATING INCOME                    --            --            --          465,818      --
Interest Expense, net                  --            --            --               --      --
Intercompany Interest, net             --            --            --           82,958      --
Preferred Stock Accretion              --            --            --               --      --
Miscellaneous (Income)/Expense         --            --            --               --      --
Corporate Allocation Adjustment        --            --            --        1,063,091      --
Commission Income                      --            --            --               --      --
Commission Expense                     --            --            --               --      --
Royalty Income                         --            --            --               --      --
Royalty Expense                        --            --            --               --      --
Joint Venture (Income)/Expense         --            --            --               --      --
Minority Interest in Cons Net
   Income                              --            --            --               --      --
Dividend Income                        --            --            --               --      --
Discount/Income for Carcorp            --            --            --               --      --
Gain/(Loss) Early Extinguishment
   of Debt                             --            --            --               --      --
Discount/Premium on Hedges             --            --            --               --      --
(Gain) / Loss on Hedges                --            --            --               --      --
(Gain) / Loss on Swaps                 --            --            --               --      --
NAAIS Intercompany Sales Profit        --            --            --               --      --
Loss on Sale of Receivables            --            --            --               --      --
Restructuring Provision                --            --            --               --      --
Foreign Transactions-(Gain)/Loss       --            --            --               --      --
Amort of Discount on NPV of
   Liabilities                         --            --            --               --      --
Gain/(Loss) Sale-Leaseback
   Transaction                         --            --            --               --      --
                                      ---           ---           ---       ----------     ---
INCOME FROM CONTINUING                 --            --            --         (680,231)     --
   OPERATIONS BEFORE INCOME TAXES
Federal Tax                            --            --            --               --      --
State Income Tax                       --            --            --               --      --
Foreign Income Tax                     --            --            --               --      --
                                      ---           ---           ---       ----------     ---
INCOME FROM CONTINUING                 --            --            --         (680,231)     --
   OPERATIONS
Discontinued Operations
   (Gain)/Loss                         --            --            --               --      --
Gain/Loss on Sale of Divisions         --            --            --               --      --
Extraordinary Items                    --            --            --               --      --
Integration                            --            --            --               --      --
                                      ---           ---           ---       ----------     ---
NET INCOME (LOSS)                      --            --            --         (680,231)     --
                                      ===           ===           ===       ==========     ===



                                     6 of 7

                           COLLINS AIKMAN CORPORATION
                          DECEMBER 2005--FILING TO DATE
                                INCOME STATEMENT
                             (POST-PETITION ONLY)

                                   TEXTRON AUTO                            NEW                   C&A
                                  INTERNATIONAL    C & A      TEXTRON   BALTIMORE     C&A    AUTOMOTIVE
                                    SERVICES,   (GIBRALTAR)  AUTOMOTIVE HOLDINGS, AUTOMOTIVE  SERVICES,
                                       INC.       LIMITED   (ASIA) INC.    LLC    MATS, LLC      LLC
                                     05-55985     05-55989    05-55991   05-55992  05-55969    05-55981
                                  ------------- ----------- ----------- --------- ---------- ----------
Net Outside Sales                         --           --          --         --      --         --
I/D Net Sales                             --           --          --         --      --         --
I/G Net Sales                             --           --          --      1,592      --         --
                                    --------      -------    --------   --------     ---        ---
TOTAL SALES                               --           --          --      1,592      --         --

Cost of goods sold                    18,549           --          --    113,771      --         --
                                    --------      -------    --------   --------     ---        ---
   GROSS PROFIT                      (18,549)          --          --   (112,179)     --         --

Selling, general and
   administrative expenses                --       33,375     598,307         --      --         --
                                    --------      -------    --------   --------     ---        ---
   OPERATING INCOME                  (18,549)     (33,375)   (598,307)  (112,179)     --         --

Interest Expense, net                     --           (6)         --         --      --         --
Intercompany Interest, net                --           --          --         --      --         --
Preferred Stock Accretion                 --           --          --         --      --         --
Miscellaneous (Income)/Expense            --           --          --         --      --         --
Corporate Allocation Adjustment           --           --          --         --      --         --
Commission Income                         --           --          --         --      --         --
Commission Expense                        --           --          --         --      --         --
Royalty Income                            --           --          --         --      --         --
Royalty Expense                           --           --          --         --      --         --
Joint Venture (Income)/Expense            --           --          --         --      --         --
Minority Interest in Cons Net
   Income                                 --           --          --         --      --         --
Dividend Income                           --           --          --         --      --         --
Discount/Income for Carcorp               --           --          --         --      --         --
Gain/(Loss) Early
   Extinguishment of Debt                 --           --          --         --      --         --
Discount/Premium on Hedges                --           --          --         --      --         --
(Gain)/Loss on Hedges                     --           --          --         --      --         --
(Gain)/Loss on Swaps                      --           --          --         --      --         --
NAAIS Intercompany Sales Profit           --           --          --         --      --         --
Loss on Sale of Receivables               --           --          --         --      --         --
Restructuring Provision                   --           --          --         --      --         --
Foreign Transactions-(Gain)/Loss     106,592          578       1,755         --      --         --
Amort of Discount on NPV of
   Liabilities                            --           --          --         --      --         --
Gain/(Loss) Sale-Leaseback
   Transaction                            --           --          --         --      --         --
                                    --------      -------    --------   --------     ---        ---
INCOME FROM CONTINUING
   OPERATIONS BEFORE INCOME TAXES   (125,141)     (33,947)   (600,062)  (112,179)     --         --

Federal Tax                               --           --          --         --      --         --
State Income Tax                          --           --          --         --      --         --
Foreign Income Tax                        --           --          --         --      --         --
                                    --------      -------    --------   --------     ---        ---
INCOME FROM CONTINUING
   OPERATIONS                       (125,141)     (33,947)   (600,062)  (112,179)     --         --

Discontinued Operations
   (Gain)/Loss                            --           --          --         --      --         --
Gain/Loss on Sale of Divisions            --           --          --         --      --         --
Extraordinary Items                       --           --          --         --      --         --
Integration                               --           --          --         --      --         --
                                    --------      -------    --------   --------     ---        ---
NET INCOME (LOSS)                   (125,141)     (33,947)   (600,062)  (112,179)     --         --
                                    ========      =======    ========   ========     ===        ===


                                     7 of 7

                           COLLINS AIKMAN CORPORATION
                                 DECEMBER 2005
                               DIP BALANCE SHEET

                                                                  C A CAN                                      DURA
                                                                  DOMESTIC                                 CONVERTIBLE
                                                    COLLINS &     HOLDING        C & A     JPS_AUTOMOTIVE,   SYSTEMS,
                                                  AIKMAN PARENT   COMPANY    PRODUCTS CO.        INC.           INC
                                       TOTAL         05-55927     05-55930     05-55932        05-55935      05-55942
                                   -------------  ------------- ----------- -------------  --------------- -----------
ASSETS
Cash                                  80,407,211            --           --    79,791,498          9,447        3,000
Accounts Receivable-Trade, net        51,197,565            --           --  (171,858,543)    20,545,704    8,442,927
Other Non-Trade Receivables            6,706,537            --           --     3,357,499             --       18,000
Inventories, net                     112,965,257            --           --    14,715,421     13,628,958    8,829,664
Tooling and Molding, net-current      67,298,190            --           --     6,836,854             --     (395,195)
Prepaids & Other Current Assets       77,993,170            --           --    36,353,216     14,032,076    2,634,381
Deferred Tax Assets-current              (87,825)           --           --    (1,224,646)       130,000           --
                                   -------------   -----------  ----------- -------------    -----------   ----------
   TOTAL CURRENT ASSETS              396,480,105            --           --   (32,028,701)    48,346,185   19,532,778

Investments in Subsidiaries        2,534,708,519    83,367,715   97,290,718 1,683,436,352             --           --
Fixed Assets, net                    335,401,180            --           --    42,382,274     53,088,953    4,152,511
Goodwill, net                        978,554,071            --           --   167,961,702     15,120,048    3,067,744
Deferred Tax Assets-Long Term         25,938,826            --           --    29,975,226             --           --
Tooling and Molding, net-Long Term    14,376,545            --           --     1,284,003      1,363,110           --
Other Noncurrent Assets               94,498,631            --           --    70,970,108       (510,340)      21,607
Intercompany Assets                  185,311,894            --           --   198,559,259      6,736,248   (2,528,378)
PP IC Accounts Receivable            678,115,022   206,452,371  284,032,866   583,493,924     99,352,927   15,898,412
                                   -------------   -----------  ----------- -------------    -----------   ----------
TOTAL ASSETS                       5,243,384,793   289,820,086  381,323,583 2,746,034,147    223,497,132   40,144,673
                                   =============   ===========  =========== =============    ===========   ==========

LIABILITIES AND EQUITY
Notes Payable                                 --            --           --            --             --           --
Short Term Borrowings                         --            --           --            --             --           --
Advance on Receivables                        --            --           --            --             --           --
Current Portion-Long Term Debt       248,825,000            --           --   248,825,000             --           --
Current Portion-Capital Leases                --            --           --            --             --           --
Accounts Payable                      31,328,751            --           --    13,713,038      5,338,449    1,084,418
Accrued Interest Payable               7,253,749            --           --     7,253,749             --           --
Accrued & Other Liabilities           46,675,020            --           --    38,210,179      3,202,006      922,774
Income Taxes Payable                  (5,279,539)           --           --    (5,298,986)            --           --
                                   -------------   -----------  ----------- -------------    -----------   ----------
TOTAL CURRENT LIABILITIES            328,802,981            --           --   302,702,981      8,540,456    2,007,193

LIABILITIES--SUBJECT TO COMPROMISE 2,376,670,387            --           -- 2,142,654,619     24,693,610   11,855,368
                                   -------------   -----------  ----------- -------------    -----------   ----------
TOTAL LIABILITIES                  2,705,473,368            --           -- 2,445,357,600     33,234,065   13,862,561

Total Equity                       2,537,911,425   289,820,086  381,323,583   300,676,547    190,263,067   26,282,112
                                   -------------   -----------  ----------- -------------    -----------   ----------
TOTAL LIABILITIES AND EQUITY       5,243,384,793   289,820,086  381,323,583 2,746,034,147    223,497,132   40,144,673
                                   =============   ===========  =========== =============    ===========   ==========

                                     1 of 7

                           COLLINS AIKMAN CORPORATION
                                 DECEMBER 2005
                               DIP BALANCE SHEET



                                      C & A                                  AMCO        C & A
                                   DEVELOPMENT               SOUTHWEST   CONVERTIBLE INTERNATIONAL
                                       CO.     OWOSSO, MI    LAMINATES     FABRICS       CORP.
                                     05-55943   05-55946      05-55948     05-55949     05-55951
                                   ----------- ----------  ------------- ----------- -------------
ASSETS
Cash                                       --          --         1,000          --           453
Accounts Receivable-Trade, net             --   1,091,037    12,217,003          --            --
Other Non-Trade Receivables                --          --            --      80,400            --
Inventories, net                           --   1,129,557     3,175,685   3,877,104            --
Tooling and Molding, net-current           --          --            --          --            --
Prepaids & Other Current Assets            --     107,470        65,894     759,204           442
Deferred Tax Assets-current                --          --        91,421          --            --
                                   ----------  ----------    ----------  ----------   -----------
   TOTAL CURRENT ASSETS                    --   2,328,064    15,551,003   4,716,707           895

Investments in Subsidiaries                --          --            --          --   164,130,994
Fixed Assets, net                          --   3,577,583     2,106,248          --            --
Goodwill, net                      15,000,000          --    12,747,886          --            --
Deferred Tax Assets-Long Term              --          --            --          --            --
Tooling and Molding, net-Long Term         --      26,140            --          --            --
Other Noncurrent Assets                    --          --            --          --            --
Intercompany Assets                        --  (1,502,495)    6,388,269   4,249,691        (8,500)
PP IC Accounts Receivable                (133) (7,227,700)  (21,772,997) 11,911,405   148,997,775
                                   ----------  ----------    ----------  ----------   -----------
TOTAL ASSETS                       14,999,867  (2,798,409)   15,020,409  20,877,804   313,121,164
                                   ==========  ==========    ==========  ==========   ===========

LIABILITIES AND EQUITY
Notes Payable                              --          --            --          --            --
Short Term Borrowings                      --          --            --          --            --
Advance on Receivables                     --          --            --          --            --
Current Portion-Long Term Debt             --          --            --          --            --
Current Portion-Capital Leases             --          --            --          --            --
Accounts Payable                           --    (193,771)      406,178     (86,264)           --
Accrued Interest Payable                   --          --            --          --            --
Accrued & Other Liabilities                --      62,280       399,799   1,480,220            --
Income Taxes Payable                       --          --            --          --            --
                                   ----------  ----------    ----------  ----------   -----------
TOTAL CURRENT LIABILITIES                  --    (131,491)      805,978   1,393,956            --

LIABILITIES--SUBJECT TO COMPROMISE         --   1,657,126     1,022,255   1,423,098            --
                                   ----------  ----------    ----------  ----------   -----------
TOTAL LIABILITIES                          --   1,525,635     1,828,233   2,817,054            --

Total Equity                       14,999,867  (4,324,044)   13,192,176  18,060,750   313,121,164
                                   ----------  ----------    ----------  ----------   -----------
TOTAL LIABILITIES AND EQUITY       14,999,867  (2,798,409)   15,020,409  20,877,804   313,121,164
                                   ==========  ==========    ==========  ==========   ===========




                                     2 of 7

                           COLLINS AIKMAN CORPORATION
                                  DECEMBER 2005
                                DIP BALANCE SHEET

                                      C & A         TEXTRON        BRUT       TEXTRON    C & A ASSET
                                    ACCESSORY     AUTOMOTIVE    PLASTICS,   AUTOMOTIVE    SERVICES,   C & A PLASTICS,
                                    MATS, INC.  INTERIORS, INC.    INC.   EXTERIORS, INC INC.-CONSOL       INC
                                     05-55952      05-55956     05-55957     05-55958      05-55959      05-55960
                                   -----------  --------------- --------- -------------- ----------- ----------------
ASSETS
Cash                                   363,646         29,376          --        18,757           --         (3,694)
Accounts Receivable-Trade, net      10,015,334     28,247,814          --    23,531,377           --     93,500,162
Other Non-Trade Receivables             73,495             --          --     1,711,107           --      1,029,184
Inventories, net                     3,487,097     25,796,423          --    13,333,418           --      1,815,773
Tooling and Molding, net-current     2,084,824             --          --       182,878           --     39,906,930
Prepaids & Other Current Assets      1,907,754     13,385,320          --     2,811,163           --        618,633
Deferred Tax Assets-current                 --             --          --            --           --             --
                                    ----------     ----------         ---   -----------  -----------   ------------
   TOTAL CURRENT ASSETS             17,932,150     67,458,933          --    41,588,700           --    136,866,987

Investments in Subsidiaries                 --             --          --            --  (17,789,881)    81,550,000
Fixed Assets, net                   13,270,656     80,101,115          --    61,800,954           --      7,049,934
Goodwill, net                               --    139,898,759          --   189,072,932           --    116,820,923
Deferred Tax Assets-Long Term               --             --          --            --           --             --
Tooling and Molding, net-Long Term    (174,350)    11,205,374          --       468,072           --         45,324
Other Noncurrent Assets                684,728     19,640,146          --    (3,931,052)          --          8,308
Intercompany Assets                  7,932,266    (29,304,488)         --    (4,751,750)          --     (7,429,955)
PP IC Accounts Receivable            9,344,636   (152,895,626)         --   (31,325,893)    (126,097)  (179,634,013)
                                    ----------    -----------         ---   -----------  -----------   ------------
TOTAL ASSETS                        48,990,087    136,104,213          --   252,921,963  (17,915,978)   155,277,509
                                    ==========    ===========         ===   ===========  ===========   ============

LIABILITIES AND EQUITY
Notes Payable                               --             --          --            --           --             --
Short Term Borrowings                       --             --          --            --           --             --
Advance on Receivables                      --             --          --            --           --             --
Current Portion-Long Term Debt              --             --          --            --           --             --
Current Portion-Capital Leases              --             --          --            --           --             --
Accounts Payable                     2,465,275        329,833          --     2,473,036           --        451,395
Accrued Interest Payable                    --             --          --            --           --             --
Accrued & Other Liabilities          4,244,138      2,382,781          --     3,191,763           --       (247,545)
Income Taxes Payable                        --             --          --            --           --             --
                                    ----------    -----------         ---   -----------  -----------   ------------
TOTAL CURRENT LIABILITIES            6,709,412      2,712,614          --     5,664,799           --        203,850

LIABILITIES--SUBJECT TO COMPROMISE   7,996,609     63,273,756          --    27,746,296           --     63,415,058
                                    ----------     ----------         ---   -----------  -----------   ------------
TOTAL LIABILITIES                   14,706,021     65,986,370          --    33,411,095           --     63,618,908

Total Equity                        34,284,066     70,117,843          --   219,510,868  (17,915,978)    91,658,601
                                    ----------    -----------         ---   -----------  -----------   ------------
TOTAL LIABILITIES AND EQUITY        48,990,087    136,104,213          --   252,921,963  (17,915,978)   155,277,509
                                    ==========    ===========         ===   ===========  ===========   ============

                                     3 of 7

                           COLLINS AIKMAN CORPORATION
                                 DECEMBER 2005
                               DIP BALANCE SHEET



                                                                                  TEXTRON
                                                                       C & A     AUTOMOTIVE     WICKES       C & A
                                     WICKES ASSET   C & A FABRICS, PROPERTIES,  (ARGENTINA) MANUFACTURING  INTERIORS,
                                   MANAGEMENT, INC.      INC.          INC.         INC.       COMPANY        INC
                                       05-55962        05-55963      05-55964     05-55965     05-55968     05-55970
                                   ---------------- -------------- -----------  ----------- ------------- ------------
ASSETS
Cash                                          --           12,800        3,094      5,606             --            --
Accounts Receivable-Trade, net                --        6,309,815           --       (388)            --            --
Other Non-Trade Receivables               28,581          146,538           --     20,338             --            --
Inventories, net                              --       15,994,494           --         --             --            --
Tooling and Molding, net-current              --               --           --         --             --            --
Prepaids & Other Current Assets            2,100        3,779,192           --     26,833             --            --
Deferred Tax Assets-current                   --          915,400           --         --             --            --
                                      ----------     ------------  -----------    -------     ----------  ------------
   TOTAL CURRENT ASSETS                   30,681       27,158,239        3,094     52,389             --            --

Investments in Subsidiaries                   --               --           --         --             --   200,858,103
Fixed Assets, net                         23,365       37,411,994           --         --             --            --
Goodwill, net                                 --      192,724,235           --    203,000             --            --
Deferred Tax Assets-Long Term                 --       (4,036,400)          --         --             --            --
Tooling and Molding, net-Long Term            --               --           --         --             --            --
Other Noncurrent Assets                       --        5,362,835      111,252         --             --            --
Intercompany Assets                        5,753        5,965,803      (18,900)        --          9,425            --
PP IC Accounts Receivable             13,761,968     (154,847,435) 157,073,380         --     (8,886,636) (145,234,274)
                                      ----------     ------------  -----------    -------     ----------  ------------
TOTAL ASSETS                          13,821,766      109,739,271  157,168,825    255,389     (8,877,211)   55,623,829
                                      ==========     ============  ===========    =======     ==========  ============

LIABILITIES AND EQUITY

Notes Payable                                 --               --           --         --             --            --
Short Term Borrowings                         --               --           --         --             --            --
Advance on Receivables                        --               --           --         --             --            --
Current Portion-Long Term Debt                --               --           --         --             --            --
Current Portion-Capital Leases                --               --           --         --             --            --
Accounts Payable                             206        2,270,265           --         --             --            --
Accrued Interest Payable                      --               --           --         --             --            --
Accrued & Other Liabilities                  544        2,651,325           --      8,597    (11,681,284)           --
Income Taxes Payable                          --               --           --         --             --            --
                                      ----------     ------------  -----------    -------     ----------  ------------
TOTAL CURRENT LIABILITIES                    750        4,921,590           --      8,597    (11,681,284)           --

LIABILITIES--SUBJECT TO COMPROMISE    (7,844,690)      20,737,861           --    179,471     (1,472,470)           --
                                      ----------     ------------  -----------    -------     ----------  ------------
TOTAL LIABILITIES                     (7,843,940)      25,659,452           --    188,068    (13,153,754)           --
                                      ----------     ------------  -----------    -------     ----------  ------------
Total Equity                          21,665,706       84,079,819  157,168,825     67,321      4,276,543    55,623,829
                                      ----------     ------------  -----------    -------     ----------  ------------
TOTAL LIABILITIES AND EQUITY          13,821,766      109,739,271  157,168,825    255,389     (8,877,211)   55,623,829
                                      ==========     ============  ===========    =======     ==========  ============


                                     4 of 7

                           COLLINS AIKMAN CORPORATION
                                  DECEMBER 2005
                                DIP BALANCE SHEET

                                                                                     TEXTRON
                                                             M&C                       AUTO
                        C & A        COMET      GAMBLE    ADVANCED      BECKER       OVERSEAS
                       EUROPE,    ACOUSTICS, DEVELOPMENT PROCESSES,     GROUP,     INVESTMENT,
                         INC.        INC.        CO.        INC           LLC          INC
                       05-55971    05-55972    05-55974   05-55976     05-55977      05-55978
                     -----------  ---------- ----------- ----------  ------------  -----------
ASSETS
Cash                          --         --          --          --         2,050       --
Accounts Receivable-
   Trade, net                 --   (145,318)         --     315,966    13,884,917       --
Other Non-Trade
   Receivables                --         --          --          --       177,403       --
Inventories, net              --         --          --          --     5,554,880       --
Tooling and Molding,
   net-current                --         --          --          --    18,522,132       --
Prepaids & Other
   Current Assets             --         --          --      81,905       550,256       --
Deferred Tax Assets
   -current                   --         --          --          --            --       --
                     -----------   --------  ----------- ----------  ------------      ---
   TOTAL CURRENT
      ASSETS                  --   (145,318)         --     397,871    38,691,638       --

Investments in
   Subsidiaries      120,915,758         --          --          --            --       --
Fixed Assets, net             --         --          --     112,489    23,302,624       --
Goodwill, net                 --         --          --  (5,463,632)  132,589,075       --
Deferred Tax Assets-
   Long Term                  --         --          --          --            --       --
Tooling and Molding,
   net-Long Term              --         --          --          --        65,382       --
Other Noncurrent
   Assets                     --         --          --          --     2,043,671       --
Intercompany Assets           --    145,318          --          --     2,423,317       --
PP IC Accounts
   Receivable         (1,135,736)      (510) (1,842,290)  2,040,762  (152,101,213)
                     -----------   --------  ----------  ----------  ------------      ---
TOTAL ASSETS         119,780,021       (510) (1,842,290) (2,912,509)   47,014,494       --
                     ===========   ========  ==========  ==========  ============      ===

LIABILITIES AND
   EQUITY
Notes Payable                 --         --          --          --            --       --
Short Term
   Borrowings                 --         --          --          --            --       --
Advance on
   Receivables                --         --          --          --            --       --
Current Portion-Long
   Term Debt                  --         --          --          --            --       --
Current Portion-
   Capital Leases             --         --          --          --            --       --
Accounts Payable              --         --          --          --     2,495,587       --
Accrued Interest
   Payable                    --         --          --          --            --       --
Accrued & Other
   Liabilities                --         --          --      18,750     1,666,202       --
Income Taxes Payable          --         --          --          --            --       --
                     -----------   --------  ----------  ----------  ------------      ---
TOTAL CURRENT
   LIABILITIES                --         --          --      18,750     4,161,789       --

LIABILITIES--SUBJECT
   TO COMPROMISE              --         --    (561,743)      6,677    13,619,600       --
                     -----------   --------  ----------  ----------  ------------      ---
TOTAL LIABILITIES             --         --    (561,743)     25,427    17,781,390       --

Total Equity         119,780,021       (510) (1,280,547) (2,937,937)   29,233,104       --
                     -----------   --------  ----------  ----------  ------------      ---
TOTAL LIABILITIES
   AND EQUITY        119,780,021       (510) (1,842,290) (2,912,509)   47,014,494       --
                     ===========   ========  ==========  ==========  ============      ===

                                     5 of 7

                           COLLINS AIKMAN CORPORATION
                                 DECEMBER 2005
                               DIP BALANCE SHEET



                                                  C & A       C & A
                                     C & A       CARPET      CARPET      TEXTRON
                         CW       AUTOMOTIVE       AND         AND         AUTO         C & A
                     MANAGEMENT INTERNATIONAL,  ACOUSTICS  ACOUSTICS  INTERNATIONAL  (GIBRALTAR)
                        CORP.        INC.      (TN), INC.  (MI), INC. SERVICES, INC    LIMITED
                      05-55979     05-55980     05-55984    05-55982     05-55985     05-55989
                     ---------- -------------- ----------  ---------- ------------- ------------
ASSETS
Cash                        --            --       56,502          --          --           936
Accounts Receivable-
   Trade, net               --            --    5,032,855          --          --            --
Other Non-Trade
   Receivables              --            --        1,575      25,000          --            --
Inventories, net            --            --    1,626,781          --          --            --
Tooling and Molding,
   net-current              --            --      159,768          --          --            --
Prepaids & Other
   Current Assets        2,500            --      796,025          --          --            --
Deferred Tax Assets
   -current                 --            --           --          --          --            --
                     ---------     ---------   ----------  ----------  ----------   -----------
   TOTAL CURRENT
      ASSETS             2,500            --    7,673,506      25,000          --           936

Investments in
   Subsidiaries             --            --           --          --          --   120,948,761
Fixed Assets, net           --            --    6,334,401          --          --            --
Goodwill, net               --            --           --          --  (2,601,844)           --
Deferred Tax Assets-
   Long Term                --            --           --          --          --            --
Tooling and Molding,
   net-Long Term            --            --       93,490          --          --            --
Other Noncurrent
   Assets                   --            --       97,367          --          --            --
Intercompany Assets   (543,163)           --     (530,891)         --     (18,549)      (15,565)
PP IC Accounts
   Receivable        2,391,015            --   (1,077,165)  4,186,278     804,991        32,732
                     ---------     ---------   ----------   ---------  ----------   -----------
TOTAL ASSETS         1,850,352            --   12,590,709   4,211,278  (1,815,403)  120,966,864
                     =========     =========   ==========   =========  ==========   ===========

LIABILITIES AND
   EQUITY
Notes Payable               --            --           --          --          --            --
Short Term
   Borrowings               --            --           --          --          --            --
Advance on
   Receivables              --            --           --          --          --            --
Current Portion-Long
   Term Debt                --            --           --          --          --            --

Current Portion-
   Capital Leases           --            --           --          --          --            --
Accounts Payable            --            --      520,097          --          --            --
Accrued Interest
   Payable                  --            --           --          --          --            --
Accrued & Other
   Liabilities        (543,163)           --      580,999          --      95,112        17,010
Income Taxes Payable        --            --           --          --          --        18,853
                     ---------     ---------   ----------   ---------  ----------   -----------
TOTAL CURRENT
   LIABILITIES        (543,163)           --    1,101,095          --      95,112        35,862

LIABILITIES--SUBJECT
   TO COMPROMISE     2,229,499            --    3,419,031         214          --            --
                     ---------     ---------   ----------   ---------  ----------   -----------
TOTAL LIABILITIES    1,686,336            --    4,520,126         214      95,112        35,862

Total Equity           164,015            --    8,070,582   4,211,064  (1,910,515)  120,931,002
                     ---------     ---------   ----------   ---------  ----------   -----------
TOTAL LIABILITIES
   AND EQUITY        1,850,352            --   12,590,709   4,211,278  (1,815,403)  120,966,864
                     =========     =========   ==========   =========  ==========   ===========


                                     6 of 7

                           COLLINS AIKMAN CORPORATION
                                  DECEMBER 2005
                                DIP BALANCE SHEET

                                     NEW                    C&A
                       TEXTRON    BALTIMORE      C&A    AUTOMOTIVE
                      AUTOMOTIVE  HOLDINGS,  AUTOMOTIVE  SERVICES,
                     (ASIA) INC.     LLC      MATS, LLC     LLC
                       05-55991   05-55992    05-55969   05-55981
                     ----------- ----------  ---------- ----------
ASSETS
Cash                    112,739          --       --         --
Accounts Receivable-
   Trade, net                --      66,903       --         --
Other Non-Trade
   Receivables           37,418          --       --         --
Inventories, net             --          --       --         --
Tooling and Molding,
   net-current               --          --       --         --
Prepaids & Other
   Current Assets        78,807          --       --         --
Deferred Tax Assets
   -current                  --          --       --         --
                     ----------  ----------      ---        ---
   TOTAL CURRENT
      ASSETS            228,965      66,903       --         --

Investments in
   Subsidiaries              --          --       --         --
Fixed Assets, net        62,122     623,956       --         --
Goodwill, net          (635,460)  2,048,703       --         --
Deferred Tax Assets-
   Long Term                 --          --       --         --
Tooling and Molding,
   net-Long Term             --          --       --         --
Other Noncurrent
   Assets                    --          --       --         --
Intercompany Assets    (534,679)     83,858       --         --
PP IC Accounts
   Receivable          (858,651) (2,694,049)
                     ----------  ----------      ---        ---
TOTAL ASSETS         (1,737,704)    129,371       --         --
                     ==========  ==========      ===        ===

LIABILITIES AND
   EQUITY
Notes Payable                --          --       --         --
Short Term
   Borrowings                --          --       --         --
Advance on
   Receivables               --          --       --         --
Current Portion-Long
   Term Debt                 --          --       --         --
Current Portion-
   Capital Leases            --          --       --         --
Accounts Payable             --      61,008       --         --
Accrued Interest
   Payable                   --          --       --         --
Accrued & Other
   Liabilities           12,532          --       --         --
Income Taxes Payable        594          --       --         --
                     ----------  ----------      ---        ---
TOTAL CURRENT
   LIABILITIES           13,126      61,008       --         --

LIABILITIES--SUBJECT
   TO COMPROMISE         44,524     574,617       --         --
                     ----------  ----------      ---        ---
TOTAL LIABILITIES        57,650     635,625       --         --

Total Equity         (1,795,353)   (506,254)      --         --
                     ----------  ----------      ---        ---
TOTAL LIABILITIES
   AND EQUITY        (1,737,704)    129,371       --         --
                     ==========  ==========      ===        ===


                                     7 of 7

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of December 2005

                                   COLLINS  C A CAN
                                      &    DOMESTIC                                 DURA
                                    AIKMAN  HOLDING                    JPS_     CONVERTIBLE    C & A
                                    PARENT  COMPANY     C & A      AUTOMOTIVE,    SYSTEMS,  DEVELOPMENT
                                     05-      05-    PRODUCTS CO.      INC.         INC         CO.
                        TOTAL       55927    55930    05- 55932      05-55935     05-55942    05-55943
                    -------------  ------- -------- -------------  -----------  ----------- -----------
A/P - Trade -
   Pre Petition       221,520,440     --      --       45,347,839   20,931,474   10,376,185      --
A/P - Rec'd -
   Not Invoiced Pre
   Petition            11,634,585     --      --               --      392,082       89,793      --
A/P - Pre
   Petition Other     (13,706,391)    --      --       (1,730,539)    (633,699)          --      --
A/P - Tooling          58,986,724     --      --               --           --           --      --
A/P - Capital           1,831,368     --      --               --      103,885           --      --

PP Short Term
   Borrowings                  --     --      --               --           --           --      --
PP Accrued
   Liabilities         70,416,240     --      --       79,532,443      388,515       81,471      --
PP Accrued Local
   Property Tax         1,384,076     --      --          (44,073)     331,009           --      --
PP Accrued Sales
   & Use Tax             (329,962)    --      --         (261,258)      65,364           --      --
PP Environmental
   Reserve             34,213,880     --      --       34,213,880           --           --      --
PP Disc Ops
   Reserve                     --     --      --               --           --           --      --
PP Restructuring
   Reserve             13,534,861     --      --       13,534,861           --           --      --
PP Long Term
   Debt             1,587,697,736     --      --    1,587,697,736           --           --      --
PP Capital
   Leases                 236,502     --      --          236,502           --           --      --

Long Term Debt                 --     --      --               --           --           --      --
   Capital Lease
   Obligations-Long
   Term                        --     --      --               --           --           --      --
Deferred Income
   Taxes               20,831,599     --      --       20,831,599           --           --      --
Minority
   Interest in
   Consol Subs                 --     --      --               --           --           --      --
Preferred Stock
   of Products Co     222,875,520     --      --      222,875,520           --           --      --
Other Noncurrent
   Liabilities        145,543,208     --      --      140,420,107    3,114,980    1,307,920      --
                    -------------    ---     ---    -------------  -----------  -----------     ---
LIABILITIES
   SUBJECT TO
   COMPROMISE       2,376,670,387     --      --    2,142,654,619   24,693,610   11,855,368      --
                    =============    ===     ===    =============  ===========  ===========     ===


                                     1 of 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of December 2005

                                                                     C & A     TEXTRON
                                            AMCO        C & A      ACCESSORY AUTOMOTIVE
                     OWOSSO,  SOUTHWEST  CONVERTIBLE INTERNATIONAL   MATS,   INTERIORS,
                        MI    LAMINATES    FABRICS       CORP.        INC.      INC.
                     05-55946  05-55948    05-55949     05-55951    05-55952  05-55956
                    --------- ---------  ----------- ------------- --------- ----------
A/P - Trade -
   Pre Petition     1,315,926   859,627   1,423,098        --      7,303,574 61,455,846
A/P - Rec'd -
   Not Invoiced Pre
   Petition           281,835        --          --        --             --  1,103,180
A/P - Pre
   Petition Other      59,366        --          --        --             --   (116,668)
A/P - Tooling              --        --          --        --             --         --
A/P - Capital              --        --          --        --             --        825

PP Short Term
   Borrowings              --        --          --        --             --         --
PP Accrued
   Liabilities             --   130,972          --        --             --    529,769
PP Accrued Local
   Property Tax            --    31,656          --        --             --    328,945
PP Accrued Sales
   & Use Tax               --        --          --        --             --      8,787
PP Environmental
   Reserve                 --        --          --        --             --         --
PP Disc Ops
   Reserve                 --        --          --        --             --         --
PP Restructuring
   Reserve                 --        --          --        --             --         --
PP Long Term
   Debt                    --        --          --        --             --         --
PP Capital
   Leases                  --        --          --        --             --         --

Long Term Debt             --        --          --        --             --         --
Capital Lease
   Obligations-Long
   Term                    --        --          --        --             --         --
Deferred Income
   Taxes                   --        --          --        --             --         --
Minority
   Interest in
   Consol Subs             --        --          --        --             --         --
Preferred Stock
   of Products Co          --        --          --        --             --         --
Other Noncurrent
   Liabilities             --        --          --        --        693,035    (36,928)
                    --------- ---------   ---------       ---      --------- ----------
LIABILITIES
   SUBJECT TO
   COMPROMISE       1,657,126 1,022,255   1,423,098        --      7,996,609 63,273,756
                    ========= =========   =========       ===      ========= ==========



                                     2 of 6

                                          C & A
                             TEXTRON      ASSET                  WICKES                             TEXTRON
                    BRUT    AUTOMOTIVE  SERVICES,    C & A       ASSET        C & A      C & A     AUTOMOTIVE     WICKES
                 PLASTICS,  EXTERIORS,    INC.-    PLASTICS,  MANAGEMENT,   FABRICS,  PROPERTIES, (ARGENTINA) MANUFACTURING
                    INC.       INC        CONSOL      INC         INC.        INC.        INC.        INC.       COMPANY
                  05-55957   05-55958    05-55959  05-55960     05-55962    05-55963    05-55964    05-55965     05-55968
                 --------- -----------  --------- ----------  -----------  ---------- ----------- ----------- -------------
A/P - Trade -
   Pre Petition      --     34,247,600      --     4,116,810      169,019  17,774,482      --       179,471        26,620
A/P - Rec'd -
   Not Invoiced
   Pre Petition      --      7,953,165      --         8,296           --          --      --            --            --
A/P - Pre
   Petition
   Other             --    (10,920,782)     --       (98,228)          --      10,794      --            --            --
A/P - Tooling        --             --      --    58,986,724           --          --      --            --            --
A/P - Capital        --             --      --            --           --   1,726,657      --            --            --

PP Short Term
   Borrowings        --             --      --            --           --          --      --            --            --
PP Accrued
   Liabilities       --     (4,124,456)     --       401,456   (8,013,709)    750,838      --            --      (627,515)
PP Accrued Local
   Property Tax      --        200,764      --            --           --     475,090      --            --            --
PP Accrued Sales
   & Use Tax         --       (142,855)     --            --           --          --      --            --            --
PP Environmental
   Reserve           --             --      --            --           --          --      --            --            --
PP Disc Ops
   Reserve           --             --      --            --           --          --      --            --            --
PP Restructuring
   Reserve           --             --      --            --           --          --      --            --            --
PP Long Term
   Debt              --             --      --            --           --          --      --            --            --
PP Capital
   Leases            --             --      --            --           --          --      --            --            --

Long Term Debt       --             --      --            --           --          --      --            --            --
Capital Lease
   Obligations-
   Long Term         --             --      --            --           --          --      --            --            --
Deferred Income
   Taxes             --             --      --            --           --          --      --            --            --
Minority
   Interest in
   Consol Subs       --             --      --            --           --          --      --            --            --
Preferred Stock
   of Products
   Co                --             --      --            --           --          --      --            --            --
Other Noncurrent
   Liabilities       --        532,861      --            --           --          --      --            --      (871,576)
                    ---     ----------     ---    ----------   ----------  ----------     ---       -------    ----------
LIABILITIES
   SUBJECT TO
   COMPROMISE        --     27,746,296      --    63,415,058   (7,844,690) 20,737,861      --       179,471    (1,472,470)
                    ===     ==========     ===    ==========   ==========  ==========     ===       =======    ==========


                                     3 OF 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of December 2005

                                                                M&C
                    C & A     C & A     COMET      GAMBLE    ADVANCED
                 INTERIORS,  EUROPE, ACOUSTICS, DEVELOPMENT PROCESSES,
                     INC      INC.      INC.        CO.         INC
                  05-55970  05-55971  05-55972    05-55974   05-55976
                 ---------- -------- ---------- ----------- ----------
A/P - Trade -
   Pre Petition      --        --        --           (71)     6,677
A/P - Rec'd -
   Not Invoiced
   Pre Petition      --        --        --            --         --
A/P - Pre
   Petition
   Other             --        --        --            --         --
A/P - Tooling        --        --        --            --         --
A/P - Capital        --        --        --            --         --

PP Short Term
   Borrowings        --        --        --            --         --
PP Accrued
   Liabilities       --        --        --      (561,672)        --
PP Accrued Local
   Property Tax      --        --        --            --         --
PP Accrued Sales
   & Use Tax         --        --        --            --         --
PP Environmental
   Reserve           --        --        --            --         --
PP Disc Ops
   Reserve           --        --        --            --         --
PP Restructuring
   Reserve           --        --        --            --         --
PP Long Term
   Debt              --        --        --            --         --
PP Capital
   Leases            --        --        --            --         --

Long Term Debt       --        --        --            --         --
Capital Lease
   Obligations-
   Long Term         --        --        --            --         --
Deferred Income
   Taxes             --        --        --            --         --
Minority
   Interest in
   Consol Subs       --        --        --            --         --
Preferred Stock
   of Products
   Co                --        --        --            --         --
Other Noncurrent
   Liabilities       --        --        --            --         --
                    ---       ---       ---      --------      -----
LIABILITIES
   SUBJECT TO
   COMPROMISE        --        --        --      (561,743)     6,677
                    ===       ===       ===      ========      =====




                                     4 of 6

                               TEXTRON
                                 AUTO                    C & A        C & A      C & A
                               OVERSEAS      CW      AUTOMOTIVE    CARPET AND CARPET AND
                   BECKER    INVESTMENT, MANAGEMENT INTERNATIONAL,  ACOUSTICS  ACOUSTICS
                 GROUP, LLC      INC        CORP.        INC.      (TN), INC. (MI), INC.
                  05-55977     05-55978   05-55979     05-55980     05-55984   05-55982
                 ----------  ----------- ---------- -------------- ---------- ----------
A/P - Trade -
   Pre Petition  12,432,799       --             --       --        3,340,701     214
A/P - Rec'd -
   Not Invoiced
   Pre Petition   1,806,235       --             --       --               --      --
A/P - Pre
   Petition Other  (300,418)      --             --       --               --      --
A/P - Tooling            --       --             --       --               --      --
A/P - Capital            --       --             --       --               --      --


PP Short Term
   Borrowings            --       --             --       --               --      --
PP Accrued
   Liabilities     (319,016)      --      2,229,499       --           17,646      --
PP Accrued Local
   Property Tax          --       --             --       --           60,684      --
PP Accrued Sales
   & Use Tax             --       --             --       --               --      --
PP Environmental
   Reserve               --       --             --       --               --      --
PP Disc Ops
   Reserve               --       --             --       --               --      --
PP Restructuring
   Reserve               --       --             --       --               --      --
PP Long Term
   Debt                  --       --             --       --               --      --
PP Capital
   Leases                --       --             --       --               --      --

Long Term Debt           --       --             --       --               --      --

Capital Lease
   Obligations-
   Long Term             --       --             --       --               --      --
Deferred Income
   Taxes                 --       --             --       --               --      --
Minority
   Interest in
   Consol Subs           --       --             --       --               --      --
Preferred Stock
   of Products
   Co                    --       --             --       --               --      --
Other
   Noncurrent
   Liabilities           --       --             --       --               --      --
                 ----------      ---     ----------      ---       ----------     ---
LIABILITIES
   SUBJECT TO
   COMPROMISE    13,619,600       --      2,229,499       --        3,419,031     214
                 ==========      ===     ==========      ===       ==========     ===


                                     5 of 6

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of December 2005

                                                          NEW                   C&A
                  TEXTRON AUTO    C & A      TEXTRON   BALTIMORE     C&A    AUTOMOTIVE
                 INTERNATIONAL (GIBRALTAR)  AUTOMOTIVE HOLDINGS, AUTOMOTIVE  SERVICES,
                 SERVICES, INC   LIMITED   (ASIA) INC.    LLC     MATS, LLC     LLC
                    05-55985     05-55989    05-55991  05-55992   05-55969   05-55981
                 ------------- ----------- ----------- --------- ---------- ----------
A/P - Trade -
   Pre Petition        --           --        44,524    168,025      --         --
A/P - Rec'd -
   Not Invoiced
   Pre Petition        --           --            --         --      --         --
A/P - Pre
   Petition Other      --           --            --     23,783      --         --
A/P - Tooling          --           --            --         --      --         --
A/P - Capital          --           --            --         --      --         --


PP Short Term
   Borrowings          --           --            --         --      --         --
PP Accrued
   Liabilities         --           --            --         --      --         --
PP Accrued Local
   Property Tax        --           --            --         --      --         --
PP Accrued Sales
   & Use Tax           --           --            --         --      --         --
PP Environmental
   Reserve             --           --            --         --      --         --
PP Disc Ops
   Reserve             --           --            --         --      --         --
PP Restructuring
   Reserve             --           --            --         --      --         --
PP Long Term
   Debt                --           --            --         --      --         --
PP Capital
   Leases              --           --            --         --      --         --

Long Term Debt         --           --            --         --      --         --

Capital Lease
   Obligations-
   Long Term           --           --            --         --      --         --
Deferred Income
   Taxes               --           --            --         --      --         --
Minority
   Interest in
   Consol Subs         --           --            --         --      --         --
Preferred Stock
   of Products
   Co                  --           --            --         --      --         --
Other
   Noncurrent
   Liabilities         --           --            --    382,809      --         --
                      ---          ---        ------   ---------    ---        ---
LIABILITIES
   SUBJECT TO
   COMPROMISE          --           --        44,524    574,617      --         --
                      ===          ===        ======   =========    ===        ===


                                     6 of 6